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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 29, 1996 (May 29, 1996)



                        SCB COMPUTER TECHNOLOGY, INC.
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           (Exact name of registrant as specified in its charter)


         Tennessee                      0-27694                 62-1201561
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)


     1365 Brierbrook Road, Memphis, Tennessee                  38138
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     (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code:  (901) 754-6577



                               Not Applicable
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        (Former name or former address, if changed since last report)


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Item 5.  Other Events.
_______________________________________________________________________________

     SCB Computer Technology, Inc. (the "Company") has issued a press release, dated May 29, 1996, regarding an internal review of its billing practices related to the Company's consulting contract with the Tennessee Valley Authority. The Company's internal review was prompted by a subpoena of a federal grand jury in Memphis. The press release is filed as an exhibit hereto and is incorporated herein by reference.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SCB COMPUTER TECHNOLOGY, INC.



Date:  May 29, 1996                     By: /s/ Gordon L. Bateman
                                            -------------------------------
                                            Gordon L. Bateman
                                            Chief Financial Officer







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                                 EXHIBIT INDEX



Item              Description
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99                Press Release dated May 29, 1996